TOUCHSTONE ETF TRUST
Touchstone Securitized Income ETF (the “Fund”)
Supplement dated August 24, 2023, to the Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated July 14, 2023, as may be amended or supplemented from time to time
Reduction in Advisory Fee
The Board of Trustees of the Touchstone ETF Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, has approved a reduction in the Fund’s advisory fee.
Effective September 1, 2023, the Fund will pay its investment adviser, Touchstone Advisors, Inc. (the “Adviser”), an advisory fee at an annualized rate of 0.34% on the first $500 million of assets and 0.30% on assets over $500 million. Prior to September 1, 2023, the Fund paid the Adviser an advisory fee at an annualized rate of 0.55% on the first $250 million; 0.50% on the next $250 million; and 0.45% on assets over $500 million. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the month. The “Annual Investment Advisory Fee Rate” for the Fund in the Prospectus and SAI is hereby updated accordingly.
There are no additional changes to the Prospectus or SAI except those described herein.
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Please contact your financial adviser or Touchstone at 833.368.7383 if you have any questions.
Three Canal Plaza, Suite 100, Portland, Maine 04101
Ph: 833.368.7383 · TouchstoneInvestments.com
Touchstone ETFs are distributed by Foreside Fund Services, LLC*
*A registered broker-dealer and member FINRA and SIPC
Please retain this Supplement for future reference.

ETF-2660-TSEC-S1-2308